UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2024, Molson Coors Beverage Company (the “Company”) announced that Sergey Yeskov, the President and Chief Executive Officer of the Company’s EMEA&APAC business, resigned from the Company for personal reasons, effective October 17, 2024. In connection with his resignation, Mr. Yeskov, Zagrebačka Pivovara d.o.o., a wholly-owned subsidiary of the Company, and the Company have entered into a Mutual Agreement on Termination, dated October 17, 2024 (the “Termination Agreement”).

Pursuant to the Termination Agreement, Mr. Yeskov will be placed on “garden leave” from October 17, 2024, until December 31, 2024, on which date Mr. Yeskov’s employment will terminate (the “Termination Date”). Pursuant to the Termination Agreement, Mr. Yeskov will: (a) be entitled to a severance payment equal to one year of his current base salary, less applicable taxes and withholdings; (b) be eligible for a payout, if any, under the 2024 Molson Coors Incentive Plan in ordinary course on the same terms as other named executive officers of the Company, except his individual goal multiplier will be set at 100% of target; (c) be entitled to a cash payout equivalent to his 2022 performance share unit award in April 2025 at a minimum of 100% of target, up to 200% of target, based on actual Company results; (d) have (1) all of his other unvested equity awards cancelled as of the Termination Date, and (2) one year following the Termination Date to exercise stock options that have vested as of the Termination Date; and (e) be subject to certain customary restrictive covenants, including, but not limited to, certain non-compete provisions for the 12-month period following his “garden leave.”

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Document Description

10.1	Mutual Agreement on Termination between Sergii Ieskov, Zagrebačka Pivovara d.o.o., and Molson Coors Beverage Company dated October 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date: October 18, 2024	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary